UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 13, 2017

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6600 North Military Trail, Boca Raton, FL	33496
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

In connection with its previously announced acquisition of CompuCom Systems, Inc. (“CompuCom”), Office Depot, Inc. (“Office Depot” or the “Company”) will provide to potential lenders of a possible $750 million term loan syndication certain historical financial statements and other financial information furnished by CompuCom, which are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

The historical financial statements include (i) the consolidated financial statements of CompuCom, which comprise the consolidated balance sheets as of December 31, 2016 and 2015, and the related consolidated statement of operations, comprehensive loss, stockholder’s equity (deficit) and noncontrolling interest and cash flows for each of the years ended December 31, 2016, 2015 and 2014, and the notes related thereto and (ii) the unaudited interim consolidated financial statements of CompuCom, which comprise the consolidated balance sheets as of June 30, 2017 and December 31, 2016, and the related consolidated statement of operations, comprehensive loss, and cash flows for each of the three and six months ended June 30, 2017 and 2016, respectively, and the notes related thereto.

The CompuCom other financial information are estimates based on the internal financial statements for CompuCom that were prepared by CompuCom’s management, which have not been audited or reviewed by Office Depot’s independent auditors. These internal financial statements have been prepared in accordance with GAAP and the historical past practices of CompuCom, which may differ from the historical practices and interpretations applied by Office Depot. The results ultimately reflected in Office Depot’s audited financial statements may vary from CompuCom’s historical financial statements.

By furnishing this Current Report on Form 8-K and its exhibits, the Company makes no admission as to the materiality of any such information that is required to be disclosed solely by reason of Regulation FD.

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

FORWARD LOOKING STATEMENTS

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations, cash flow or financial condition, or state other information relating to, among other things, Office Depot, based on current beliefs and assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “outlook,” “intend,” “may,” “possible,” “potential,” “predict,” “project,” “propose” or other similar words, phrases or expressions, or other variations of such words. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of Office Depot’s control. There can be no assurances that Office Depot will realize these expectations or that these beliefs will prove correct, and therefore investors and stockholders should not place undue reliance on such statements.

Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the ability to consummate the transaction between CompuCom and Office Depot pursuant to the terms and in accordance with the timing described in the Office Depot’s public filings, the risk that Office Depot may not be able to realize the anticipated benefits of the transaction due to unforeseen liabilities, future capital expenditures, expenses, indebtedness and unanticipated loss of key customers or the inability to achieve expected revenues, synergies, cost savings or financial performance after the completion of the transaction with CompuCom, the risk that the refinancing of CompuCom’s outstanding debt is not obtained on favorable terms, uncertainty of the expected financial performance of Office Depot following the completion of the transaction, impact of weather events on Office Depot’s business, impacts and risks related to the termination of the attempted Staples acquisition, disruption in key business activities or any impact on Office Depot’s relationships with third parties as a result of the announcement of the termination of the Staples Merger Agreement; unanticipated changes in the markets for Office Depot’s business segments; the inability to realize expected benefits from the disposition of the European and other international operations; fluctuations in currency exchange rates, unanticipated downturns in business relationships with customers or terms with the company’s suppliers; competitive pressures on Office Depot’s sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technology products and services; unexpected technical or marketing difficulties; unexpected claims, charges, litigation, dispute resolutions or settlement expenses; new laws, tariffs and governmental regulations. The foregoing list of factors is not exhaustive. Investors and stockholders should carefully consider the foregoing factors and the other risks and uncertainties described in Office Depot’s Annual Report on Form 10-K, as amended, and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. Office Depot does not assume any obligation to update or revise any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	Annual Financial Report for the year ending December 31, 2016 of CompuCom Systems, Inc.

Exhibit 99.2	Quarterly Financial Report for the period ending June 30, 2017 of CompuCom Systems, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.

Date: October 16, 2017	/s/ N. David Bleisch
N. David Bleisch
Executive Vice President, Chief Legal Officer
& Corporate Secretary